UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2010

J.CREW GROUP, INC.

Commission File Number: 001-32927

Delaware	22-2894486
(Registrant, State of Incorporation	(I.R.S. Employer Identification No.)

770 Broadway

New York, New York 10003

(Address of principal executive offices, including zip code)

(212) 209-2500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b)	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 2, 2010, Sukhinder Singh Cassidy tendered her resignation, effective immediately, as a member of the Board of Directors of J.Crew Group, Inc. in connection with her recently assumed role as Chief Executive Officer of Polyvore, Inc. Ms. Singh Cassidy served on the Audit Committee of the Board of Directors. Her departure was not caused by any disagreement with the Company on any matter related to the Company’s operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J.CREW GROUP, INC.

By:	/s/ Arlene S. Hong
Name:	Arlene S. Hong
Title:	Senior Vice President and
General Counsel

Date: March 4, 2010

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